UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2011
VENTAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10989	61-1055020

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Wacker Drive, Suite 4800, Chicago, Illinois	60606

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (877) 483-6827
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Amendment to Merger Agreement
On May 12, 2011, Ventas, Inc., a Delaware corporation (the “Company”), and Ventas SL I, LLC, Ventas SL II, LLC and Ventas SL III, LLC (“Merger Sub III”), each a wholly owned subsidiary of the Company (collectively, the “Merger Subs”), and Atria Senior Living Group, Inc. (“Atria”), One Lantern Senior Living Inc (“One Lantern”) and LSHP Coinvestment I Inc (“Coinvestment,” and together with Atria and One Lantern, the “Atria Entities”) and Atria Holdings LLC, Lazard Senior Housing Partners LP and LSHP Coinvestment Partnership I LP entered into an amendment (the “Amendment”) to that certain Merger Agreement, dated October 21, 2010 (the “Merger Agreement”), among the parties to provide that the direction of the merger of Merger Sub III and Coinvestment would be reversed, with Coinvestment surviving the merger and continuing as a wholly owned subsidiary of the Company. Lazard Senior Housing Partners LP, LSHP Coinvestment Partnership I LP and Prometheus Senior Quarters LLC, as successor in interest to Atria Holdings LLC, are referred to herein as the “Stockholders.”
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 2.1 and is incorporated in this Item 1.01 by reference.
Atria Acquisition Closing Documents
The disclosures contained in “Item 2.01. Completion of Acquisition or Disposition of Assets,” “Item 3.02. Unregistered Sales of Equity Securities” and “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of this Current Report on Form 8-K and Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K are incorporated in this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On May 12, 2011, the Company completed the acquisition of the Atria Entities (the “Atria Acquisition”) pursuant to the terms of the Merger Agreement, as amended. At the effective time of the Atria Acquisition, the Atria Entities merged with the Merger Subs (the “Mergers”), with the surviving entities in the mergers continuing as wholly owned subsidiaries of the Company. The aggregate consideration for the transaction was approximately $3.2 billion, comprised of 24,958,543 shares (the “Merger Consideration Shares”) of common stock, par value $0.25 per share (“Common Stock”), of the Company (having a value of approximately $1.38 billion based on the closing price of the Common Stock on May 12, 2011), approximately $168 million in cash and the assumption or repayment of approximately $1.6 billion of net debt, subject to a post-closing net debt adjustment.
As a result of the Atria Acquisition, the Company acquired 118 high-quality, private pay seniors housing communities located primarily in affluent coastal markets such as the New York metropolitan area, New England and California. Immediately prior to the closing, the Atria Entities spun off their management operations to a newly formed entity that continues to operate the acquired assets under long-term management agreements with the Company.

A copy of the press release issued by the Company on May 12, 2011 announcing the completion of the Atria Acquisition is filed herewith as Exhibit 99.1 and is incorporated in this Item 2.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
In connection with the Atria Acquisition, the Company assumed approximately $1.2 billion aggregate principal amount of existing mortgage indebtedness of the Atria Entities. The mortgage loans assumed are collateralized by a total of 80 underlying properties, bear interest either at fixed rates ranging from 5.3% to 8.3% per annum or at variable rates ranging from 2.5% to 7.3% per annum as of May 12, 2011, and have remaining maturities ranging from approximately one year to 34 years.

Item 3.02.	Unregistered Sales of Equity Securities.
On May 12, 2011, the Company issued the Merger Consideration Shares to the Stockholders as partial consideration for the Atria Acquisition in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.
Registration Rights Agreement
In connection with the issuance of the Merger Consideration Shares, the Company entered into a Registration Rights Agreement dated as of May 12, 2011 (the “Registration Rights Agreement”) with the Stockholders, pursuant to which, among other things, the Company agreed to file with the Securities and Exchange Commission a registration statement covering resales of the Merger Consideration Shares by the Stockholders and certain transferees. The Registration Rights Agreement also provides the Stockholders with certain customary demand registration rights and piggyback registration rights, subject to the limitations set forth therein.
Lockup Agreement
On May 12, 2011, the Company also entered into a Lockup Agreement (the “Lockup Agreement”) with the Stockholders. The Lockup Agreement (a) limits the Stockholders’ ability to transfer 3,697,541 of the Merger Consideration Shares until November 12, 2012 and imposes certain other limitations on the transfer of Merger Consideration Shares by the Stockholders, (b) contains a standstill agreement and (c) requires the Stockholders to vote in favor of the director nominees recommended by the Company’s Board of Directors (the “Board”) for as long as the standstill remains in place. The standstill arrangement expires on the later of (x) the date on which there are no Stockholder-designated directors on the Board and the Stockholders’ right to designate a director to the Board pursuant to the Director Appointment Letter (defined below) has been terminated, and (y) the first date on which the Stockholders and Lazard Alternative Investments LLC, or its successor, no longer beneficially own shares of Common Stock representing 5% or more of the outstanding shares of Common Stock.
Ownership Limit Waiver
On May 12, 2011, the Company also entered into a letter agreement with the Stockholders (the “Ownership Limit Waiver”), pursuant to which the Company granted to the Stockholders and certain of their affiliated entities an exemption from certain ownership limitation provisions of the Company’s Amended and Restated Certificate of Incorporation, as amended, with respect to the Stockholders’ and such affiliated entities’ ownership of the Merger Consideration Shares. The Ownership Limit Waiver permits the Stockholders and certain of their affiliated entities to own, in the aggregate, up to 13.3%, in number of shares or value, of the Common Stock, subject to the terms and conditions set forth therein.

The foregoing descriptions of the Registration Rights Agreement, the Lockup Agreement and the Ownership Limit Waiver do not purport to be complete and are qualified in their entireties by reference to the full text of the Registration Rights Agreement, the Lockup Agreement and the Ownership Limit Waiver, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated in this Item 3.02 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 13, 2011, Matthew J. Lustig was appointed a director of the Company by the Board pursuant to a Director Appointment Agreement dated as of May 12, 2011 (the “Director Appointment Agreement”). The Director Appointment Agreement grants the Stockholders the right to designate one individual for nomination to the Board and requires the Company to nominate the Stockholders’ designee for re-election to the Board for so long as the Stockholders and their affiliates collectively beneficially own Merger Consideration Shares representing 3% or more of the outstanding shares of Common Stock.
The foregoing description of the Director Appointment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Director Appointment Agreement, a copy of which is filed herewith as Exhibit 10.4 and is incorporated in this Item 5.02 by reference.
Mr. Lustig is Chief Executive Officer and a Managing Principal of Lazard Real Estate Partners LLC (“LREP”) and a Managing Director of Lazard Alternative Investments LLC (“LAI”), an affiliate of LREP. Both LREP and LAI are affiliates of the Stockholders. LREP, LAI and the Stockholders are affiliates of Atria Senior Living, Inc., which manages the real estate assets acquired by the Company pursuant to the Atria Acquisition. At this time, the Company is unable to determine the amount of payments that it will make to Atria Senior Living, Inc. under the management agreements. The Board approved the terms of the management agreements in connection with its approval of the Mergers, and the Company believes that the terms of the management agreements are no less favorable to the Company than those available from an unaffiliated party.
Under the terms of the Ventas, Inc. 2006 Stock Plan for Directors, on his initial appointment to the Board, Mr. Lustig received a grant of 2,656 shares of restricted stock of the Company, which shares vest one-half on the first anniversary of the date of grant and one-half on the second anniversary of the date of grant, and options to purchase 3,191 shares of Common Stock having an exercise price of $54.15, which options vest one-half on the date of grant and one-half on the first anniversary of the date of grant.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Atria as of and for the years ended December 31, 2010 and 2009 and the unaudited condensed consolidated financial statements of Atria as of and for the three months ended March 31, 2011 and 2010 are filed herewith as Exhibits 99.2 and 99.3, respectively, and are incorporated in this Item 9.01(a) by reference.
The audited consolidated financial statements of One Lantern as of and for the years ended December 31, 2010 and 2009 and the unaudited condensed consolidated financial statements of One Lantern as of and for the three months ended March 31, 2011 and 2010 are filed herewith as Exhibits 99.4 and 99.5, respectively, and are incorporated in this Item 9.01(a) by reference.
(b)	Pro Forma Financial Information.
The unaudited pro forma condensed consolidated financial statements of the Company as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010, giving effect to the Mergers and the Company’s pending acquisition of Nationwide Health Properties, Inc., are filed herewith as Exhibit 99.6 and incorporated in this Item 9.01(b) by reference.
(c)	Shell Company Transactions
Not applicable.
(d)	Exhibits:

Exhibit Number	Description

2.1
Amendment No. 1 to the Merger Agreement, dated as of May 12, 2011, by and among Ventas, Inc., Ventas SL I, LLC, Ventas SL II, LLC, Ventas SL III, LLC, Atria Holdings LLC, Lazard Senior Housing Partners LP, LSHP Coinvestment Partnership I LP, Atria Senior Living Group, Inc., One Lantern Senior Living Inc and LSHP Coinvestment I Inc.

10.1	Registration Rights Agreement, dated as of May 12, 2011, by and among Ventas, Inc., Prometheus Senior Quarters LLC, Lazard Senior Housing Partners LP and LSHP Coinvestment Partnership I LP.

10.2	Lockup Agreement, dated as of May 12, 2011, by and among Ventas, Inc., Prometheus Senior Quarters LLC, Lazard Senior Housing Partners LP and LSHP Coinvestment Partnership I LP.

10.3	Ownership Limit Waiver Agreement, dated as of May 12, 2011, by and among Ventas, Inc., Prometheus Senior Quarters LLC, Lazard Senior Housing Partners LP and LSHP Coinvestment Partnership I LP.

10.4	Director Appointment Agreement, dated as of May 12, 2011, by Ventas, Inc.

Exhibit Number	Description

99.1	Press release issued by Ventas, Inc. on May 12, 2011.

99.2
Audited consolidated financial statements of Atria Senior Living Group, Inc. as of and for the years ended December 31, 2010 and 2009 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Ventas, Inc. on April 11, 2011).

99.3
Unaudited condensed consolidated financial statements of Atria Senior Living Group, Inc. as of and for the three months ended March 31, 2011 and 2010 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Ventas, Inc. on May 9, 2011).

99.4
Audited consolidated financial statements of One Lantern Senior Living Inc as of and for the years ended December 31, 2010 and 2009 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Ventas, Inc. on April 11, 2011).

99.5
Unaudited condensed consolidated financial statements of One Lantern Senior Living Inc as of and for the three months ended March 31, 2011 and 2010 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Ventas, Inc. on May 9, 2011).

99.6
Unaudited pro forma condensed consolidated financial statements of Ventas, Inc. as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by Ventas, Inc. on May 9, 2011).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.
Date: May 18, 2011	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

2.1
Amendment No. 1 to the Merger Agreement, dated as of May 12, 2011, by and among Ventas, Inc., Ventas SL I, LLC, Ventas SL II, LLC, Ventas SL III, LLC, Atria Holdings LLC, Lazard Senior Housing Partners LP, LSHP Coinvestment Partnership I LP, Atria Senior Living Group, Inc., One Lantern Senior Living Inc and LSHP Coinvestment I Inc.

10.1	Registration Rights Agreement, dated as of May 12, 2011, by and among Ventas, Inc., Prometheus Senior Quarters LLC, Lazard Senior Housing Partners LP and LSHP Coinvestment Partnership I LP.

10.2	Lockup Agreement, dated as of May 12, 2011, by and among Ventas, Inc., Prometheus Senior Quarters LLC, Lazard Senior Housing Partners LP and LSHP Coinvestment Partnership I LP.

10.3	Ownership Limit Waiver Agreement, dated as of May 12, 2011, by and among Ventas, Inc., Prometheus Senior Quarters LLC, Lazard Senior Housing Partners LP and LSHP Coinvestment Partnership I LP.

10.4	Director Appointment Agreement, dated as of May 12, 2011, by Ventas, Inc.

99.1	Press release issued by Ventas, Inc. on May 12, 2011.

99.2
Audited consolidated financial statements of Atria Senior Living Group, Inc. as of and for the years ended December 31, 2010 and 2009 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Ventas, Inc. on April 11, 2011).

99.3
Unaudited condensed consolidated financial statements of Atria Senior Living Group, Inc. as of and for the three months ended March 31, 2011 and 2010 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Ventas, Inc. on May 9, 2011).

99.4
Audited consolidated financial statements of One Lantern Senior Living Inc as of and for the years ended December 31, 2010 and 2009 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Ventas, Inc. on April 11, 2011).

99.5
Unaudited condensed consolidated financial statements of One Lantern Senior Living Inc as of and for the three months ended March 31, 2011 and 2010 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Ventas, Inc. on May 9, 2011).

99.6
Unaudited pro forma condensed consolidated financial statements of Ventas, Inc. as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by Ventas, Inc. on May 9, 2011).